EXHIBIT 32

                              CERTIFICATION OF THE
          PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Neil Reithinger, the Chief Executive Officer of Baywood International, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Baywood International, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Baywood International, Inc.

     Date:  August 17, 2005          /s/ Neil Reithinger
                                     ----------------------------------
                                     Neil Reithinger
                                     Chief Executive Officer


     I, Neil Reithinger, the acting Chief Financial Officer of Baywood International, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Baywood International, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Baywood International, Inc.

     Date:  August 17, 2005          /s/ Neil Reithinger
                                     ----------------------------------
                                     Neil Reithinger
                                     Acting Chief Financial Officer